EXHIBIT 99.2

CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in the following Registration Statements on Form S-3 and the related Prospectuses and in the following Registration Statements on Form S-8 of 3333 Holding Corporation and subsidiary and Centex Development Company, L.P. and subsidiaries of our report dated December 22, 2003, with respect to the combining financial statements of 3333 Holding Corporation and subsidiary and Centex Development Company, L.P. and subsidiaries included in the Form 8-K for the year ended March 31, 2003.

Form S-3	Registration No. 333-49966
Registration No. 333-49966-01
Registration No. 333-49966-02
Registration No. 333-49966-03
Registration No. 333-49966-04
Registration No. 333-54722
Registration No. 333-54722-01
Registration No. 333-54722-02
Registration No. 333-83212
Registration No. 333-83212-01
Registration No. 333-83212-02
Registration No. 333-83212-03
Registration No. 333-83212-04	Form S-8	Registration No. 33-44575
Registration No. 33-55083
Registration No. 33-55083-01
Registration No. 33-55083-02
Registration No. 333-28229
Registration No. 333-28229-01
Registration No. 333-28229-02
Registration No. 333-55717
Registration No. 333-55717-01
Registration No. 333-55717-02
Registration No. 333-74185
Registration No. 333-74185-01
Registration No. 333-74185-02
Registration No. 333-86041
Registration No. 333-86041-01
Registration No. 333-86041-02
Registration No. 333-68790
Registration No. 333-68790-01
Registration No. 333-68790-02
Registration No. 333-100682
Registration No. 333-100682-01
Registration No. 333-100682-02
Registration No. 333-103440
Registration No. 333-103440-01
Registration No. 333-103440-02
Registration No. 333-107701
Registration No. 333-107701-01
Registration No. 333-107701-02
Registration No. 333-109869
Registration No. 333-109869-01
Registration No. 333-109869-02
Registration No. 333-110269
Registration No. 333-110269-01
Registration No. 333-110269-02

Dallas, Texas
December 22, 2003